                                  Exhibit 99

                            Joint Filer Information

Designated Filer:           BLUM CAPITAL PARTNERS, L.P.

Date of Earliest Transaction

Required to be Reported:          April 22, 2010

Issuer & Symbol:                  Moneygram International, Inc. [MGI]

Address of each Reporting Person for this Form 4:

909 Montgomery Street, Suite 400, San Francisco, CA  94133

Relationship to Issuer of each Reporting Person:  10% Owner

Signatures

After reasonable inquiry and to the best of our knowledge

and belief, the undersigned certify that the information

set forth in this statement is true, complete and correct.

April 26, 2010

RICHARD C. BLUM & ASSOCIATES, INC.    BLUM CAPITAL PARTNERS, L.P.

                                      By: Richard C. Blum & Associates, Inc.

                                          its General Partner

By: /s/ Gregory D. Hitchan            By: /s/ Gregory D. Hitchan

    -------------------------------       ----------------------------------

    Gregory D. Hitchan                    Gregory D. Hitchan

    Partner, Chief Operating Officer,     Partner, Chief Operating Officer,

    General Counsel and Secretary         General Counsel and Secretary

BLUM STRATEGIC GP III, L.L.C.         BLUM STRATEGIC GP III, L.P.

                                      By:  Blum Strategic GP III, L.L.C.

                                           its General Partner

By: /s/ Gregory D. Hitchan            By: /s/ Gregory D. Hitchan

    --------------------------------      ----------------------------------

     Gregory D. Hitchan                   Gregory D. Hitchan

     Managing Member                      Managing Member

BLUM STRATEGIC GP IV, L.L.C.          BLUM STRATEGIC GP IV, L.P.

                                      By:  Blum Strategic GP IV, L.L.C.

                                           its General Partner

By:  /s/ Gregory D. Hitchan            By: /s/ Gregory D. Hitchan

     ---------------------------           ------------------------------

     Gregory D. Hitchan,                    Gregory D. Hitchan

     Managing Member                        Managing Member

SADDLEPOINT PARTNERS GP, L.L.C.

By:  Blum Capital Partners, L.P.

     its Managing Member

By:  Richard C. Blum & Associates, Inc.

     its General Partner

By: /s/ Gregory D. Hitchan

    -------------------------------

     Gregory D. Hitchan

     Partner, Chief Operating Officer,

     General Counsel and Secretary